EXHIBIT 5

UNIT SUBSCRIPTION AGREEMENT

TO:

IMAGIS TECHNOLOGIES INC. (the “Issuer”)

FROM:

Roy Trivett

(Investor Name)

RE:

Purchase of Units (each a common share and a warrant) of the Issuer

REFERENCE DATE:

November 15, 2004

Instructions to complete this Subscription for Units of the Issuer.

1.

Enter number of Units purchased, Name, Address and Sign on page 15.  Also disclose any shares of the Issuer you currently hold where indicated (page 15)

2.

Registration or Delivery Instructions (if different from page 15) (Complete pages 15-16)

3.

Complete Corporate Placee Registration Form – (Schedule A, if applicable.  If you have previously filed this form in connection with another transaction on the TSX Venture Exchange you need NOT complete another one).

4.

If you are a resident of the Province of British Columbia, Alberta or Manitoba AND you are an “Accredited Investor” (ie. high net worth or high income person as defined on the forms attached hereto), complete the “Accredited Investor Certificate – BC/AB/MB (Schedule B)

5.

If you are a resident of the Province of Ontario, you must be an “Accredited Investor” as defined under Ontario Securities Commission Rule 45-501: complete an “Accredited Investor Certificate” (Schedule C).

6.

If you are an investor located inside the United States or a U.S. person, complete the Certificate of U.S. Investor (Schedule D).

7.

Courier completed forms to the Issuer at 1630 – 1075 West Georgia Street, Vancouver, B.C., V6E 3C9 Tel (604) 684-2449  Fax (604) 684-9314 Attention:  Wayne N. Smith.  Funds may be attached to the forms by certified cheque or bank draft payable to “Imagis Technologies Inc.”  All monetary amounts herein are in Canadian dollars.

Re:

Purchase of Cdn $420,000  - 1,400,000 Units of the Issuer Exempt from Prospectus Requirements

1.

Definitions

(a)

“Accredited Investor” means generally a high net worth or high income person, specifically defined as:

(i)

an Investor resident in the Province of Ontario who is an accredited investor as defined in Ontario Securities Commission Rule 45-501 (see Schedule C); or

(ii)

an Investor resident in the Province of Alberta, British Columbia or Manitoba who is an accredited investor as defined in Section 4.2 of Multilateral Instrument 45-103 (see Schedule B);

(b)

 “Applicable Securities Laws” means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities, including the TSX Venture Exchange (the “TSXV”), having application over this Offering and the Issuer in the Principal Canadian Jurisdictions;

(c)

“Closing” means a completion of an issue and sale by the Issuer and the purchase by the Investors of the Securities pursuant to this Subscription Agreement at 11:00 a.m. on the Closing Date.  Closings may occur on one or more dates as the Issuer may determine within the requirements of the TSXV;

(d)

“Closing Date” means the day following TSXV acceptance of this subscription and others which form part of the Offering and which is expected to occur on or about November 30, 2004 as the Issuer may determine within the requirements of the TSXV. On the Closing Date the Shares and Warrants comprising the Units will be issued and mailed to the Investor;

(e)

“Exempt Amount Exemption” means the exemption from prospectus requirements under Applicable Securities Laws for subscriptions of $97,000 (British Columbia, Alberta and Manitoba) which do not require the Investor to be an Accredited Investor (not available in Ontario);

(f)

“Exemptions” means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

(g)

“Foreign Portfolio Manager” means a person who carries on business as a “portfolio manager” (within the meaning of that term under Applicable Securities Laws) in an International Jurisdiction and who purchases Units as an agent for fully managed accounts;

(h)

“Family, Friends and Business Associates Exemption” means the exemption from prospectus requirements found in Section 2.1 of MI 45-103;

(i)

“fully managed” in relation to an account, means that the Investor has the discretion as to the account as contemplated by Applicable Securities Law;

(j)

“International Jurisdiction” means a country other than Canada or the United States;

(k)

“Investor” means the person or persons named as Investor on the face page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;

(l)

“MI 45-103” means Multilateral Instrument 45-103 in the form adopted by the British Columbia, Alberta and Manitoba Securities Commissions (a copy is available from the Issuer or online at www.bcsc.bc.ca);

(m)

“material” means material in relation to the Issuer and any subsidiary considered on a consolidated basis;

(n)

“material change” means any change in the business, operations, assets, liabilities, ownership or capital of the Issuer and any subsidiary considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Issuer’s securities;

(o)

“material fact” means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Issuer’s securities;

(p)

“misrepresentation” is as defined under Applicable Securities Laws”;

(q)

“Offering” means the sale by the Issuer of up to 3,750,000 Units of the Issuer on the terms set forth in this Agreement;

(r)

“Ontario Accredited Investor Exemption” means the exemption from prospectus requirements set out in §2.3 of Ontario Securities Commission Rule 45-501;

(s)

“Portfolio Manager” means an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients;

(t)

“Principal Canadian Jurisdictions” means British Columbia and Alberta;

(u)

“Public Record” means information which has been publicly filed at www.SEDAR.com by the Issuer under Applicable Securities Laws;

(v)

“Regulation D” means Regulation D under the U.S. Securities Act;

(w)

“Regulation S” means Regulation S under the U.S. Securities Act;

(x)

“Schedules” means the schedules attached hereto comprising:

(i)

A

Form 4C – Corporate Placee Registration From;

(ii)

B

Accredited Investor – British Columbia, Alberta and Manitoba;

(iii)

C

Accredited Investor Certificate – Ontario;

(iv)

D

Certificate of U.S. Investor;

(y)

“Securities” means, collectively, the Shares, Warrants and Warrant Shares;

(z)

“Share” means a common share without par value in the capital of the Issuer;

(aa)

“Subscription Agreement” means this subscription agreement between the Investor and the Issuer, including all Schedules incorporated by reference as it may be amended or supplemented from time to time;

(bb)

“TSXV” means the TSX Venture Exchange;

(cc)

“Unit” is a reference to one common share and one Warrant, each Warrant exercisable for one additional common share;

(dd)

 “United States” means United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(ee)

“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D (see Schedule D);

(ff)

 “U.S. Person” means a “U.S. person” as defined in Regulation S, which includes, but is not limited to:

(i)

Any natural person resident in the United States;

(ii)

Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)

Any estate of which any executor or administrator is a U.S. Person;

(iv)

Any trust of which any trustee is a U.S. Person;

(v)

Any agency or branch of a foreign entity located in the United States;

(vi)

Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(vii)

Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)

Any partnership or corporation if:

(A)

Organized or incorporated under the laws of any foreign jurisdiction; and

(B)

Formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned by U.S. Accredited Investors who are not natural persons, estates or trusts.

(gg)

“U.S. Securities Act” means the Securities Act of 1933, as amended, of the United States of America;

(hh)

“Warrant” means one share purchase warrant to be issued by the Issuer as part of each Unit, each Warrant exercisable to acquire one additional common share of the Issuer for a two year period after the Closing Date for a price of $0.40 per Warrant for the first year and $0.50 per Warrant for the second year;

(ii)

“Warrant Share” may be used to refer to the Share to be issued upon the exercise of a Warrant.

2.

Prospectus Exempt Subscription Commitment

2.1

The undersigned (the “Investor”) hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth herein, that number of Units of the Issuer set out above the Investor’s name on the execution page (15) of this Subscription Agreement at the price of Cdn.$0.30 per Unit. Subject to the terms hereof, this Subscription will be deemed to have been made and be effective only upon its acceptance by the Issuer.

3.

Description of Securities – Share and one Year Warrant

3.1

Each Unit consists of one Share and one Warrant.

3.2

One Warrant will entitle the Investor to purchase one Warrant Share at a price of $0.40 per Warrant for the first year and $0.50 per Warrant for the second year after the Closing Date.

3.3

The Warrants will be governed by the terms and conditions set out in the certificate representing the Warrants (the “Warrant Certificates”) delivered to the Investor at Closing.  The Warrant Certificate will contain, among other things, provision for the appropriate adjustment in a class, number and price of the Warrant Shares upon the occurrence of certain events, including any subdivision, consolidation or re-classification of the common shares of the Issuer or payments of stock dividends or upon the merger or re-organization of the Issuer.

4.

Closing

4.1

The Investor will deliver to the offices of the Issuer aggregate subscription funds and subscription documents completed in accordance with the instructions on the face page of this Agreement and arrange for concurrent delivery of certified funds. On request by the Issuer, the Investor agrees to complete and deliver any other documents, questionnaire, notices and undertakings as may possibly be required by regulatory authorities, stock exchanges and Applicable Securities Laws to complete the transactions contemplated by this Agreement. Delivery and payment for the Units will be completed by the Issuer at either the offices of the Issuer at 1630 – 1075 West Georgia Street, Vancouver, B.C., V6E 3C9, or Lang Michener LLP, Barristers & Solicitors, counsel to the Issuer, 1500, 1055 W. Georgia Street, Vancouver, British Columbia, V6E 4N7 on the Closing Date on a date following written TSXV acceptance in principle at which time certificates representing the Shares and Warrants will be available against payment of funds for delivery to the Investor as the Investor shall instruct.  Investor hereby waives receiving any prior notice of Closing.

4.2

Closing is subject to certain conditions including TSXV approval being obtained.

5.

Investor’s Acknowledgements – Regarding Risk, Restrictions, Independent Advice

5.1

The Investor represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Investor is contracting hereunder) the Issuer that:

(a)

its decision to execute this Subscription and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer, and that its decision is based entirely upon its review of information about the Issuer in the Public Record;

(b)

no prospectus has been filed by the Issuer with any securities commission or similar authority, in connection with the issuance of the Securities, and the issuance and the sale of the Units is subject to such sale being exempt from the prospectus/registration requirements under Applicable Securities Laws and accordingly:

(i)

the Investor is restricted from using certain of the civil remedies available under such legislation;

(ii)

the Investor may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)

the Issuer is relieved from certain obligations that would otherwise apply under such legislation;

(c)

the Investor (or others for whom the Investor is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Issuer is in no way responsible) for compliance with applicable resale restrictions;

(d)

to the knowledge of the Investor, the sale of the Securities was not accompanied by any advertisement;

(e)

the offer made by this Subscription is irrevocable (subject to the right of the Issuer to terminate this Subscription) and requires acceptance by the Issuer;

(f)

this Subscription is not enforceable by the Investor unless it has been accepted by the Issuer and the Investor waives any requirement on the Issuer’s behalf to immediately communicate its acceptance of this Subscription to the Investor;

(g)

the Securities are speculative investments which involve a substantial degree of risk;

(h)

the Investor is sophisticated in financial investments, has had access to and has received all such information concerning the Issuer that the Investor has considered necessary in connection with the Investor’s investment decision and the Investor will not receive an offering memorandum or similar disclosure document;

(i)

no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities; and

(j)

the Issuer will rely on the representations and warranties made herein or otherwise provided by the Investor to the Issuer in completing the sale and issue of the Units to the Investor.

5.2

The Investor hereby acknowledges and agrees that the subscription proceeds, subject to any statutory rights of the Investor, will be immediately advanced to the Issuer prior to the Closing Date.  All advances to the Issuer as contemplated herein shall form a loan from the Investor to the Issuer and in the event that the

Closing fails to occur, for any reason, the Investor shall be deemed to have loaned the purchase funds to the Issuer, repayable on demand and bearing interest from the date of advance to the Issuer by the Investor, until the date of repayment with interest at the prime rate of interest specified by Bank of Montreal, Vancouver, Main Branch, from time to time.

6.

Investor’s Exemption Status

6.1

The Investor, by its execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Issuer (which representations, warranties and covenants shall survive the Closing of the Offering) that:

(a)

British Columbia Exemptions (At least one B.C. exemption contained in section 6.1 through section 6.3 must apply)

Subject to paragraph 6.1(b), whether or not the Investor is a British Columbia resident, it is purchasing the Units as principal for its own account, it is purchasing such Units not for the benefit of any other person, and not with a view to the resale or distribution of the Units, one of the following exemptions is applicable:

(i)

Family, Friends and Business Associates Exemption:

The Investor is:

(A)

a director, senior officer or control person of the Issuer;

(B)

a spouse, parent, brother, sister or child of a director, senior officer or control person of the Issuer, or an affiliate of the Issuer,

(C)

a close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer,

(D)

a close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, or

(E)

a person or company that is wholly-owned by any combination of persons or companies described in paragraphs (A) to (D) above.

(ii)

Exempt Amount Exemption

(A)

It will have an aggregate acquisition cost of purchasing the Units of not less than Cdn.$97,000; or

(B)

Investor is not an individual but is a corporation, partnership, trust, fund, association or any other organization of a group of persons resident in British Columbia, it was not created solely, nor is it used primarily, to permit a group of individuals to purchase securities without a prospectus and it will have an aggregate acquisition cost of purchasing the Units of not less than Cdn.$97,000 or, if it is such an entity created or used primarily for such purpose, each of the individuals who forms part of the group has contributed at least Cdn.$97,000 to such entity for the purpose of purchasing the Units.

(iii)

Accredited Investor Exemption

The Investor is an “accredited investor” as such term is defined in Multilateral Instrument 45-103 and is purchasing the Units as principal for its own account and not for the benefit of any other person, for investment purposes only and not with a view to resale or distribution, the Investor has properly complied and duly executed the Accredited Investor Certificate attached to this Subscription Agreement as Schedule B indicating the means by which the Investor is an accredited investor and confirms the truth and accuracy of all statements made by the Investor in such certificate.

(b)

Alberta Exemptions (Alberta Investors ONLY)

(i)

Family, Close Friends and Business Associates Exemption:

The Investor is:

(A)

a director, senior officer or control person of the Issuer;

(B)

a spouse, parent, brother, sister or child of a director, senior officer or control person of the Issuer, or an affiliate of the Issuer,

(C)

a close personal friend of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer,

(D)

a close business associate of a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, or

(E)

a person or company that is wholly-owned by any combination of persons or companies described in paragraphs (A) to (D) above.

(ii)

Accredited Investor Exemption

The Investor is an “accredited investor” as such term is defined in Multilateral Instrument 45-103 and is purchasing the Units as principal for its own account and not for the benefit of any other person, for investment purposes only and not with a view to resale or distribution, the Investor has properly complied and duly executed the Accredited Investor Certificate attached to this Subscription Agreement as Schedule B indicating the means by which the Investor is an accredited investor and confirms the truth and accuracy of all statements made by the Investor in such certificate;

(iii)

Other

If the Investor is an Alberta resident and NOT AN ACCREDITED INVESTOR (see Schedule B), then it is agreed that the sale of Units pursuant to this Offering is being made in Alberta under the statutory exemptions from the prospectus requirements of the Securities Act (Alberta) (the “Alberta Act”) and:

a.

the Investor is purchasing Units as principal for its own account (and not for any other person), in a sufficient number such that the aggregate acquisition cost to the Investor of the Units is not less than $97,000; or

b.

if the Investor is not purchasing as principal, it is duly authorized to enter into this Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer is required by law to disclose, on a confidential basis, to certain regulatory authorities, the identity of the beneficial purchaser of Units for whom it is acting, and:

(I)

it is purchasing not less than $97,000 of Units for accounts fully managed by it and it is a trust corporation trading as a trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as an agent, that, except for an exemption under the Alberta Act or the Alberta Securities Commission Rules, is required to be registered as a portfolio manager; or

(II)

it is acting as agent for one or more undisclosed principals, each of which principals is purchasing as a principal for its own account, and it is not purchasing for the benefit of any other person, and not with a view to resale or distribution of all or any of the Units, and each of the principals is purchasing not less than $97,000 of Units; or

c.

if the Investor is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the Offering and has a bona fide purpose other than investment in the Units or, if created primarily to permit such investment, the individual share or portion of the aggregate acquisition cost for any shareholder of the corporation, partner of the partnership, member of the syndicate or other form of unincorporated organization is not less than $97,000.

(c)

Ontario Exemptions (Ontario Investors ONLY)

If the Investor is a resident in the province of Ontario, the Investor must be an “accredited investor” as such term is defined in Ontario Securities Commission Rule 45-501 (see Schedule C) and is purchasing the Units as principal and the Investor has properly completed and duly executed the Accredited Investor Certificate – Ontario attached to this Subscription Agreement as Schedule C indicating the means by which the Investor is an accredited investor and confirms the truth and accuracy of all statements made by the Investor in such certificate.

6.2

Investors Outside of Canada

If the Investor is resident in a jurisdiction outside of Canada it acknowledges that:

(a)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(b)

there is no government or other insurance covering the Units;

(c)

there are risks associated with the purchase of the Units;

(d)

there are restrictions on the Investor’s ability to resell the Securities and it is the responsibility of the Investor to determine what those restrictions are and to comply with them before selling the Securities; and

(e)

the Issuer has advised the Investor that the Issuer is relying on an exemption from the requirements to provide the Investor with a prospectus and to sell the Securities through a person registered to sell the Securities under the Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Investor;

6.3

Portfolio Managers

(a)

If the Investor is purchasing as a Portfolio Manager, not for its own account, then each of its beneficial underlying “investors” is an Accredited Investor, or the aggregate acquisition cost for each such underlying investor is not less than $97,000 (excluding Ontario residents and all of whom must be Accredited) and the Portfolio Manager will complete Schedule A; and the Portfolio Manager,

(i)

is resident in British Columbia and is a trust

company or an insurer which has received a business authorization under the Financial Institutions Act (British Columbia) or is a trust company or an insurer authorized under the laws of another province or territory of Canada to carry on such business in such province or territory, and the Investor is purchasing the Units as an agent or trustee for accounts that are fully managed by the Investor; OR

(ii)

is resident in British Columbia and is an advisor who manages the investment portfolios of clients through discretionary authority granted by one or more clients and the Investor is registered as an advisor under the B.C. Act or the Investor is exempt from such registration and the Investor is purchasing the Units as an agent for accounts that are fully managed by the Investor; OR

(iii)

it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Units, and the purchase cost of Units of each of whose principals complies with subparagraphs (i) or (ii); OR

(iv)

it carries on business as a Foreign Portfolio Manager outside of Canada and makes the acknowledgements set out in paragraph 6.2 above;

6.4

Other General Representations Applicable to All Investors

(a)

the Investor has no knowledge of a “material fact” or “material change”, as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Issuer that has not been generally disclosed to the public;

(b)

the Investor (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out under the heading “Name and Address of Investor” on the execution page of this Subscription Agreement;

(c)

the Investor has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Investor is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Investor;

(d)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

(e)

the Investor has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Investor enforceable against the Investor;

(f)

in connection with the Investor’s investment in the Units, the Investor has not relied upon the Issuer for investment, legal or tax advice, and has, in all cases sought the advice of the Investor’s own personal investment advisor, legal counsel and tax advisers or has waived its rights thereto and the Investor is either experienced in or knowledgeable with regard to the affairs of the Issuer, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Units and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Units;

(g)

no person has made to the Investor any written or oral representations:

(i)

that any person will resell or repurchase the Units;

(ii)

that any person will refund the purchase price for the Units; or

(iii)

as to the future price or value of the Units;

Non U.S. Person and Investors located Outside the United States

(h)

UNLESS the Investor completes the Certificate of U.S. Investor included herein as Schedule D (in which case the Investor represents, warrants and covenants to the Issuer as to the accuracy of all matters set out therein) in connection with a purchase of the Securities made in reliance on Regulation D, the Investor represents and warrants that:

(i)

the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Investor does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(A)

the transfer or assignment of any rights or interests in any of the Securities;

(B)

the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription; or

(C)

the voting of the Securities;

(ii)

the Investor has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons in violation of United States federal or state securities laws;

(iii)

the Investor was not offered the Securities in the United States;

(iv)

at the time the purchase order was originated the Investor was outside the United States, and did not execute or deliver this Subscription Agreement or related documents in the United States;

(v)

the Investor represents that the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(vi)

the Investor acknowledges that the Securities have not been, and will not be, registered under the U.S. Securities Act or the securities laws of any state, and may not be offered or sold in the United States or to a U.S. Person, without registration or an exemption from registration under the U.S. Securities Act and applicable state securities laws and agrees not to offer or sell the Securities in the United States or to a U.S. Person, without registration or an exemption from registration under the U.S. Securities Act and applicable state securities laws;

(vii)

the Investor will not engage in any “directed selling efforts” (as such term is defined under Regulation S) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities;

(viii)

The Investor understands that the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect; and

(ix)

The Investor acknowledges that any person who exercises a Warrant will be required to provide to the Issuer either:

(A)

a written certification that the holder (1) at the time of exercise of the Warrant is not in the United States: (2) is not a U.S. Person and is not exercising the Warrant on behalf of a U.S. Person; and (3) did not execute or deliver form for such security in the United States; or

(B)

a written opinion of counsel of recognized standing in form and substance satisfactory to the Issuer or other evidence satisfactory to the Issuer to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Warrant Shares; and

the Investor understands that unless the holder provides a written certification pursuant to Section (h)(ix)(A) above, the certificates representing the Warrant Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

U.S. Persons and Investors Located Inside the United States – Certificate of U.S. Investor Required

(i)

An Investor located in the United States or a U.S. Person must execute and deliver to the Issuer herewith the certifications set forth in the Certificate of U.S. Investor attached hereto as Schedule D;

Compliance with Local Laws

(j)

the Investor will comply with Applicable Securities Laws and, if applicable, Rule 904 of Regulation S concerning the resale of the Securities and all related restrictions (and the Issuer is not in any way responsible for such compliance) and shall speak and consult with its own legal advisors with respect to such compliance;

Own Expense

(k)

the Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and disbursements of any special counsel or other advisors retained by the Investor) relating to the purchase of the Units shall be borne by the Investor;

International Investor

(l)

if the Investor is resident of an International Jurisdiction (meaning herein a country other than Canada or the United States) then:

(i)

the Investor is knowledgeable of securities legislation having application or jurisdiction over the Investor and the Offering (other than the laws of Canada and the United States) which would apply to this subscription;

(ii)

the Investor is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction and or, if such is not applicable, the Investor is permitted to purchase the Investor’s Units, and the Issuer has no filing obligations in the International Jurisdiction;

(iii)

no laws in the International Jurisdiction require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(iv)

the Units are being acquired for investment only and not with a view to resale and distribution within the International Jurisdiction.

7.

The Issuer’s Representations

7.1

The Issuer represents and warrants to the Investor that, as of the date of this Subscription and at Closing hereunder:

(a)

the Issuer and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

(b)

the Issuer has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities, and in connection therewith has not engaged in any “direct selling efforts,” as such term is defined in Regulation S, or any “general solicitation or general advertising” as described in Regulation D;

(c)

the Issuer and its subsidiaries are the beneficial owners of the properties, business and assets or the interests in the properties, business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Issuer or its subsidiaries holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(d)

no Offering Memorandum has been or will be provided to the Investor;

(e)

the financial statements comprised in the Public Record accurately reflect the financial position of the Issuer as at the date thereof, and no adverse material changes in the financial position of the Issuer have taken place since the date of the Issuer’s last financial statements except as filed in the Public Record;

(f)

the creation, issuance and sale of the Securities by the Issuer does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Issuer is a party;

(g)

the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Issuer will reserve sufficient shares in the treasury of the Issuer to enable it to issue the Securities;

(h)

this Subscription when accepted has been duly authorized by all necessary corporate action on the part of the Issuer and, subject to acceptance by the Issuer, constitutes a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms;

(i)

neither the Issuer nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Issuer’s knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

(j)

no order ceasing or suspending trading in the securities of the Issuer nor prohibiting sale of such securities has been issued to the Issuer or its directors, officers or promoters and to the best of the Issuer’s knowledge no investigations or proceedings for such purposes are pending or threatened; and

(k)

except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Issuer or any other security convertible or exchangeable for any such shares or to require the Issuer to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Issuer.

8.

Covenants of the Issuer

8.1

The Issuer hereby covenants with each Investor that it will:

(a)

offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or qualification requirements of Applicable Securities Laws and otherwise fulfil all legal requirements required to be fulfilled by the Issuer (including without limitation, compliance with all Applicable Securities Laws of the Principal Canadian Jurisdictions) in connection with the Offering;

(b)

use its best efforts to maintain its status as a “reporting issuer” not in default in British Columbia and Alberta;

(c)

within the required time, file with the TSXV any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Offering, together with any applicable filing fees and other materials; and

(d)

the Issuer will use reasonable commercial efforts to satisfy as expeditiously as possible any conditions of the TSXV (the “Exchange Conditions”) required to be satisfied prior to the TSXV’s acceptance of the Issuer’s notice of the Offering.

9.

No Contractual Right of Action for Rescission

9.1

The Investor acknowledges that it is purchasing the Securities issued hereunder pursuant to an exemption which does not require delivery to the Investor of an offering memorandum, that it will not receive any Offering Memorandum in connection with this Subscription and therefore is not entitled to contractual rights of action or rescission.

10.

Resale Restrictions and Legending of Securities

10.1

The Investor acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Issuer, the Investor or any proposed transferee.  Investors with a Canadian or international address will receive a certificate bearing the following legend imprinted thereon:

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before March 30, 2005”; and

“Without the approval of the TSX Venture Exchange and compliance with all applicable securities legislation the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until March 30, 2005.”

10.2

If the Investor is in the United States or is a U.S. Person, it understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Securities, and all certificates issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN

COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF APPLICABLE, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  IF, AT ANY TIME THE CORPORATION IS A “FOREIGN ISSUER” AS DEFINED IN REGULATIONS S UNDER THE U.S. SECURITIES ACT, THESE SECURITIES ARE BEING SOLD IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE CORPORATION’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION’S TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

provided, that if, at the time the Issuer is a “foreign issuer” as defined in Regulation S, any of the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S, as referred to above, and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to the Issuer’s transfer agent for the Securities in the form attached hereto as Appendix “A” to Schedule D (or as the Issuer may prescribe from time to time);

provided further, that, if any of the Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Issuer’s transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

10.3

The Warrants are non-transferable without the consent of the Issuer and the TSXV.

10.4

The Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available and that certificates representing the Warrants will bear a legend to the following effect:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON UNLESS THE WARRANT AND THE WARRANT SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

11.

General

11.1

Time is of the essence hereof.

11.2

Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

11.3

The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

11.4

This Subscription Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia and the laws of Canada as applicable therein and the Investor hereby irrevocable attorns to the jurisdiction of the Courts situate therein.

11.5

This Subscription Agreement may not be assigned by any party hereto.

11.6

Without limitation, this Subscription Agreement and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving the acceptance of the TSXV, for this Subscription Agreement and the transactions contemplated hereby.

11.7

The Issuer shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Issuer of a facsimile copy of this Subscription Agreement shall create a legal, valid and binding agreement between the Investor and the Issuer in accordance with its terms.

11.8

This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

11.9

This Subscription Agreement is deemed to be entered into on the acceptance date by the Issuer, notwithstanding its actual date of execution by the Investor.

11.10

This Subscription, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Units by the Investor pursuant hereto, the completion of the issue of Units of the Issuer and any subsequent disposition by the Investor of the Shares or Warrants.

11.11

The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

11.12

Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Investor, or by anyone else.

11.13

All monetary amounts are Canadian Dollars.

IN WITNESS WHEREOF the Investor has duly executed this Subscription as of the date first above mentioned.

Total Number of Units Subscribed:

1,400,000

Units @ Cdn.$0.30

Total Purchase Price:

Cdn.$

420,000

Name and Address

Trivett Holdings Ltd.

(Name of Investor - Please type or print)

/s/ Roy Trivett - President

(Signature and, if applicable, Office)

2683 Countrywoods Dr.

(Address of Investor)

Surrey,British Columbia, V3S 0E6  Canada

(City, Province, Postal Code of Investor)

If you already own shares of the Issuer, please disclose how many:

1,225,000 shares

If the Investor is signing as agent or other person, please provide the name and address of the beneficial owner of the Units purchased:

Name and Address

(Name of Investor - Please type or print)

(Signature and, if applicable, Office)

(Address of Investor)

(City, Province, Postal Code of Investor)

REGISTRATION AND DELIVERY INSTRUCTIONS

1.

Registration - registration of the single certificate which is to be delivered at closing should be made as follows:  (Registration must reflect legal ownership in accordance with Investor’s disclosure made on the execution page and must be in the form required by Investor’s broker.)

TRIVETT HOLDINGS LTD.

(name)

(account number, if applicable)

22683 Countrywoods Dr., Surrey, BC  V3S 0E6

(address)

2.

Delivery - please deliver the Share and Warrant certificate(s) to the following street address (include contact name and contact telephone number):

A C C E P T A N C E

The above-mentioned Subscription is hereby accepted and the terms hereof agreed to by the Issuer.

DATED at Vancouver, British Columbia, the 29th day of November, 2004.

IMAGIS TECHNOLOGIES INC.

Per:

/s/ Wayne Smith

Authorized Signing Officer

SCHEDULE A

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided.  This Form will remain on file with the Exchange.  The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates.  If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies.  If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.

Placee Information:

(a)

Name:       Trivett Holdings Ltd.

(b)

Complete Address:    2683 Country Waoods Dr., Surrey, BC V3S 0E6

(c)

Jurisdiction of Incorporation or Creation:       BC

2.

(a)

Is the Placee purchasing securities as a portfolio manager (Yes/No)?       No

(b)

Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)?

NO

3.

If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)

it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)

the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

4.

If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country
Roy Trivett	Surrey	BC	Canada

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Dated at      Vancouver, BC

 on  Nov 29, 2004

.

     TRIVETT HOLDINGS LTD.

(Name of Purchaser - please print)

(Authorized Signature)

     PRESIDENT

(Official Capacity - please print)

     ROY TRIVETT

(please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

SCHEDULE B

BRITISH COLUMBIA, ALBERTA AND MANITOBA
ACCREDITED INVESTOR CERTIFICATE FORM
REGARDING THE PURCHASE OF UNITS OF IMAGIS TECHNOLOGIES INC.

The Purchaser certifies that it/he/she is an “accredited investor” as defined in Multilateral Instrument 45-103 Capital Raising Exemption1

 (the “Instrument”) promulgated under the Securities Act (British Columbia), the Securities Act (Alberta) and the Securities Act (Manitoba) (each, an “Act”) by virtue of qualifying as one of more of the following.  Please insert a checkmark in the bracketed area beside each applicable paragraph:

Individual Purchasers

[

]

(a)

An individual who beneficially owns, or together with a spouse beneficially owns directly or indirectly, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

[

]

(b)

An individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

[

]

(c)

An individual who has been granted registration under an Act or securities legislation in another jurisdiction as a representative or a person or company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer under the Securities Act (Ontario), other than a limited market dealer, whether or not the individual’s registration is still in effect;

[

]

(d)

A person registered under an Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

Non-Individual Purchasers

[

]

(e)

A company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

[

]

(f)

A registered charity under the Income Tax Act (Canada);

[

]

(g)

A corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown in its most recently prepared financial statements;

[

]

(h)

A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;

1 The Rule defines the term (i) “financial assets” as cash or securities, (ii) “related liabilities” as liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets, (iii) “spouse” as, in relation to an individual, another individual to whom that individual is married and is not living separate and apart within the meaning of the Divorce Act (Canada) or is living and cohabiting within a marriage-like relationship, including a marriage-like relationship between persons of the same gender.  Terms used herein which are defined in National Instrument 14-101 (the “National Instrument”) as adopted by the Commissions have the meaning given to them in the National Instrument and terms used herein which are defined in the Acts have the meaning given to them in the Acts.  Reference should be made to the Instrument itself for the complete text of the Instrument, including other definitions, and to the Companion Policy to the Instrument for matters of interpretation and application.

Institutional Purchasers

[

]

(i)

A Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada) or a wholly owned subsidiary of same;

[

]

(j)

A loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Corporations Act (Canada), or under comparable legislation in any other jurisdiction or a wholly owned subsidiary of same;

[

]

(k)

An association under the Cooperative Credit Associations Act (Canada) or a wholly owned subsidiary of same located in Canada;

[

]

(l)

The Business Development Bank incorporated under the Business Development Bank Act (Canada);

[

]

(m)

A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

[

]

(n)

A mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

[

]

(o)

A mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

[

]

(p)

An entity that is organized outside of Canada that is analogous to any of the entities referred to in paragraphs (e), (i), (l), (k) or (m);

Government Organizations

[

]

(q)

The government of Canada or of a Province of Canada, or any crown corporation or agency of a Canadian federal or provincial government;

[

]

(r)

Any municipality, public board or commission in Canada;

[

]

(s)

Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

Dated , .
Signature of the Purchaser or authorized signatory of the Purchaser
Name of Purchaser
Address of Purchaser

SCHEDULE C

ACCREDITED INVESTOR CERTIFICATE - ONTARIO
REGARDING THE PURCHASE OF UNITS OF IMAGIS TECHNOLOGIES INC.

In connection with the proposed purchase of Units of Imagis Technologies Inc. (the “Issuer”), the undersigned certifies, represents and warrants that the undersigned is an “accredited investor” as defined in Ontario Securities Commission Rule 45-5011

 (the “Rule”) promulgated under the Securities Act (Ontario) (the “Act”) as indicated below.  Please insert a checkmark in the bracketed area beside each applicable paragraph:

Individual Investors

[ ]	(a)

An individual who beneficially owns, or together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

[ ]	(b)

An individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

[ ]	(c)

An individual who has been granted registration under the Act or securities legislation in another jurisdiction as a representative of a person or company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer, whether or not the individual’s registration is still in effect;

[ ]	(d)	A person registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;
[ ]	(e)	A person that is recognized by the Ontario Securities Commission as an accredited investor;
[ ]	(f)	A spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the issuer;

Non-Individual Investors

[ ]	g)	A company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;
[ ]	(h)	A registered charity under the Income Tax Act (Canada);

2 The Rule defines the term (i) “financial assets” as cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Act, (ii) “related liabilities” as liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets, (iii) “managed account” as an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client’s express consent to a transaction, and (iv) “spouse” as, in relation to an individual, another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.  Terms used herein which are defined in National Instrument 14-101 (the “National Instrument”) as adopted by the Ontario Securities Commission have the meaning given to them in the National Instrument and terms used herein which are defined in the Act have the meaning given to them in the Act.  Reference should be made to the Rule itself for the complete text of the Rule, including other definitions, and to the Companion Policy to the Rule for matters of interpretation and application.

[ ]	(i)

A company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

[ ]	(j)	A company that is recognized by the Ontario Securities Commission as an accredited investor;
[ ]	(k)	A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;
[ ]	(l)	A promoter of the issuer or an affiliated entity of a promoter of the issuer;
[ ]	(m)	A person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Act;

Institutional Investors

[ ]	(n)	A bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act or a wholly-owned subsidiary of same;
[ ]	(o)

A loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

[ ]	(p)

A co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada, or a wholly-owned subsidiary of same;

[ ]	(q)	A company licensed to do business as an insurance company in any jurisdiction or a wholly-owned subsidiary of same;
[ ]	(r)	The Business Development Bank incorporated under the Business Development Bank Act (Canada) or a wholly-owned subsidiary of same;
[ ]	(s)	A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;
[ ]	(t)	A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;
[ ]	(u)

A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director of the Ontario Securities Commission, or, if it has ceased distribution of its securities, has previously distributed its securities in this manner;

[ ]	(v)	A fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;
[ ]	(w)	An account that is fully managed by a trust corporation registered under the Loan and Trust Companies Act (Ontario);
[ ]	(x)	An entity that is organized outside of Canada that is analogous to any of the entities referred to in paragraphs (g), (n), (o), (p), (q), (r), or (s);

Government Organizations

[ ]	(y)	The government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;
[ ]	(z)	Any Canadian municipality or any Canadian provincial or territorial capital city;
[ ]	(aa)	Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency or instrumentality thereof;

Dated ___________________, 20___

Signature of Investor or authorized signatory of the Investor

Name of Investor

Address of Investor

SCHEDULE D

CERTIFICATE OF U.S. INVESTOR

This form must be completed by investors located inside the United States or U.S. Persons.

A United States investor is any person in the United States or any U.S. Person.  A U.S. Person includes, but is not limited to, (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any estate of which any executor or administrator is a U.S. Person; (d) any trust of which any trustee is a U.S. Person; (e) any agency or branch of a foreign entity located in the United States; (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person: (g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (h) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act of 1933, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts.

The Investor covenants, represents and warrants to the “Issuer” that:

(a)

it understands that the Securities have not been and will not be registered under the U.S. Securities Act or any applicable State Securities laws and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirement provided by Rule 506 of Regulation D;

(b)

it acknowledges that it has not purchased the Securities as a result of any form of “general solicitation or general advertising” (as described in Regulation D), including advertisements articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)

it understands and agrees that there may be material tax consequences to the Investor of an acquisition, disposition or exercise of any of the Securities.  The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities.  In particular, no determination has been made whether the Issuer will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

(d)

it understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(e)

it understands and acknowledges that upon the issuance original thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Securities, and all certificates issued in exchange therefore or in substitution thereof will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF APPLICABLE, (C) IN COMPLIANCE WITH THE

EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  IF, AT ANY TIME THE CORPORATION IS A “FOREIGN ISSUER” AS DEFINED IN REGULATIONS S UNDER THE U.S. SECURITIES ACT, THESE SECURITIES ARE BEING SOLD IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE CORPORATION’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION’S TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”;

provided, that if, at the time the Issuer is a “foreign issuer” as defined in Regulation S, any of the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S, as referred to above, and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to the Issuer’s transfer agent for the Securities in the form attached hereto as Appendix “A” (or as the Issuer may prescribe from time to time);

provided further, that, if any of the Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Issuer’s transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(f)

it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(g)

if an individual, it is a resident of the state or other jurisdiction listed in its address on the signature page of the Subscription Agreement, or if the Investor is not an individual, the office of the Investor at which the Investor received and accepted the offer to purchase the Issuer’s Units is the address listed on the signature page of the Subscription Agreement;

(h)

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able without impairing its financial condition to hold the Securities for a indefinite period of time and to bear the economic risk of loss of its entire investment;

(i)

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(j)

it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States federal and state securities laws;

(k)

if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless

(i)

the transfer is to the Issuer;

(ii)

the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)

the transfer is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)

the Securities are transferred in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer;

(l)

it understands and agrees that the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer or other evidence satisfactory to the Issuer to such effect;

(m)

it hereby agrees and consents by acceptance hereof that the certificate or certificates representing the Warrants shall be impressed with a legend reciting that the exercise thereof is restricted, substantially in the following form:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON UNLESS THE WARRANT AND THE WARRANT SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”;

(n)

it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer” within the meaning of Regulation S;

(o)

it understands and acknowledges that the Issuer is not obligated to file and has no present intention of filing the U.S. Securities and Exchange Commission or with any state securities commission any registration statement in respect of resales of the Securities in the United States;

(p)

it acknowledges that any person who exercises a Warrant will be required to provide to the Issuer either:

(i)

a written certification that the holder (a) at the time of exercise of the Warrant is not in the United States; (b) is not a U.S. Person and is not exercising the Warrant on behalf of a U.S. Person; and (c) did not execute or deliver the exercise form for such security in the United States; or

(ii)

a written opinion of counsel of recognized standing in form and substance satisfactory to the Issuer or other evidence satisfactory to the Issuer to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Warrant Shares; and

it understands that unless the holder provides a written certification pursuant to Section (p)(i) above, the certificates representing the Warrant Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available; and

(q)

it is an “accredited investor” as defined in Regulation D by virtue of satisfying one or more of the categories indicated below (please place your initials on the appropriate line(s)):

Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
Category 5.	An investment company registered under the Investment Issuer Act of 1940; or
Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Issuer Act of 1940; or
Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or
Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

Category 12.	A director, executive officer or general partner of the Issuer; or
Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds US$1,000,000; or
Category 14.

A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

Category 16.	An entity in which each of the equity owners meets the requirements of one of the above categories.

All capitalized terms not defined herein shall have the meanings set forth in the Subscription Agreement to which this Schedule D is attached.

ONLY UNITED STATES INVESTORS NEED TO COMPLETE AND SIGN

Date

Duly authorized signatory for Investor

(Print name of Investor)

Appendix “A” to

CERTIFICATE OF U.S. PERSON

Form of Declaration for Removal of Legend

TO:

Registrar and transfer agent for the shares of IMAGIS TECHNOLOGIES INC. (the “Corporation”).

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated _______________ 200___.

X

Signature of individual (if Purchaser is an individual)

X

Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)